Exhibit 99.2

Armada Hoffler Properties, Inc. First Quarter 2016 Supplemental Information

Table of Contents 2 Forward Looking Statements 3 Corporate Profile 4 Highlights 5 2016 Outlook 6 Summary Information 7 Summary Balance Sheet 8 Summary Income Statement 9 FFO, Normalized FFO & Adjusted FFO 10 Outstanding Debt 11 Core Debt to Core EBITDA 12 Debt Information 13 Property Portfolio 14 Property Portfolio - Continued 15 Development Pipeline 16 Acquisitions & Dispositions 17 Construction Business Summary 18 Same Store NOI by Segment 19 Top 10 Tenants by Annualized Base Rent 20 Office Lease Summary 21 Office Lease Expirations 22 Retail Lease Summary 23 Retail Lease Expirations 24 Net Asset Value Component Data 26 Retail Portfolio Acquisition 28 NOI Contribution 29 Appendix - Definitions & Reconciliations 30 Definitions 31 Reconciliation to Property Portfolio NOI 35 Reconciliation to GAAP Net Income 37

Forward Looking Statements This Supplemental Information should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 3, 2016, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 3, 2016. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2016 outlook and anticipated growth in our funds from operations, normalized funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. 3

Corporate Profile

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

Board of Directors	
Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Eva S. Hardy	Independent Director
Joseph W. Prueher	Independent Director

Corporate Officers	
Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer and Treasurer
Eric L. Smith	Chief Investment Officer and Corporate Secretary

Analyst Coverage

Janney, Montgomery, & Scott LLC	Raymond James & Associates	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.	Wunderlich Securities
Robert Stevenson	Bill Crow	David Rodgers	John Guinee	Craig Kucera
(646) 840-3217	(727) 567-2594	(216) 737-7341	(443) 224-1307	(540) 277-3366
robertstevenson@janney.com	rj.milligan@raymondjames.com	drodgers@rwbaird.com	jwguinee@stifel.com	ckucera@wundernet.com

Investor Relations Contact

Michael P. O'Hara
Chief Financial Officer and Treasurer
(757) 366-6684
mohara@armadahoffler.com

ARMADA HOFFLER PROPERTIES

4

Highlights Normalized Funds From Operations (“FFO”) of $11.6 million, or $0.25 per diluted share, for the quarter ended March 31, 2016 compared to Normalized FFO of $7.4 million, or $0.19 per diluted share, for the quarter ended March 31, 2015. FFO of $8.4 million, or $0.18 per diluted share, for the quarter ended March 31, 2016 compared to FFO of $6.8 million, or $0.17 per diluted share, for the quarter ended March 31, 2015. Same Store Net Operating Income (“NOI”) for the quarter ended March 31, 2016 up 2.2% on a GAAP basis and 3.8% on a cash basis compared to the quarter ended March 31, 2015. Core operating property portfolio occupancy at 94.7% compared to 95.6% as of March 31, 2015. Completed the sale of the Richmond Tower office building for $78 million and reinvested the net proceeds, along with the net proceeds from the fourth quarter 2015 sale of the Oceaneering International building, into a $170.5 million retail property portfolio totaling 1.1 million square feet across 11 assets. The Company recognized a gain on the Richmond Tower sale of $26 million in the first quarter of 2016. Entered into a joint venture agreement as a minority partner to develop One City Center, a mixed-use project located in Durham, North Carolina. Upon completion, the Company will exit the joint venture and retain ownership of 150,000 square feet of retail and office space anchored by a 55,000 square foot lease with Duke University. Increased the borrowing capacity on the Company’s unsecured credit facility to $250 million. Declared a cash dividend of $0.18 per common share for the first quarter of 2016, representing a 5.9% increase over the prior quarter’s cash dividend. After the end of the quarter, the Company: Completed the acquisition of Southgate Square, a 220,000 square foot retail center adjacent to Southpark Mall in Colonial Heights, Virginia, for a combination of $21.1 million of debt and 1,575,185 Operating Partnership units. Agreed to invest $42.0 million in The Residences at Annapolis Junction Town Center, located approximately two miles from Fort Meade, with options to acquire a controlling interest upon the project’s completion. Entered into agreements to sell, for $28.3 million, three of the retail centers acquired as part of the 11-asset portfolio purchase completed in January. 5

2016 Outlook The Company is raising its 2016 full-year guidance and now expects 2016 Normalized FFO in the range of $0.94 to $0.98 per diluted share. The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2016. [1] Includes the sale of three non-core properties by June 30, 2016, the sale of a fourth non-core property in the third quarter of 2016, the impact of the two recently announced pipeline projects, the acquisition of Southgate Square and the additional shares that may be issued under the ATM program, assuming favorable market conditions. [2] Normalized FFO excludes certain items, including debt extinguishment losses, acquisition, development and other pursuit costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See “Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO per diluted share assumes 48.9 million weighted average shares and units outstanding, including shares issued under the ATM program. 6 Full-year 2016 Guidance [1] Total GAAP NOI $64.5M $65.2M Construction company annual segment gross profit $4.5M $5.0M General and administrative expenses $9.1M $9.4M Interest income $3.2M $3.5M Interest expense $16.0M $16.5M Normalized FFO per diluted share [2] $0.94 $0.98 Expected Ranges

Summary Information

$ in thousands, except per share data

	Three months ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
OPERATIONAL METRICS					
Rental revenues	$23,283	$21,771	$21,303	$19,908	$18,190
General contracting and real estate services revenues	36,803	41,309	53,822	47,066	29,071
Rental properties Net Operating Income (NOI)	15,605	14,713	14,382	13,318	11,773
General contracting and real estate services gross profit	1,766	1,106	2,106	1,783	929
EBITDA [1]	12,017	12,912	14,290	12,195	9,844
Net income	26,533	8,443	4,337	10,285	8,118
Funds From Operations (FFO)	8,438	9,618	10,654	8,841	6,829
FFO per diluted share	**$0.18**	**$0.22**	**$0.25**	**$0.22**	**$0.17**
Normalized FFO	11,566	10,614	10,996	9,675	7,374
Normalized FFO per diluted share	**$0.25**	**$0.24**	**$0.26**	**$0.24**	**$0.19**
CAPITALIZATION					
Total common shares outstanding	31,095	30,076	26,261	25,855	25,084
Operating Partnership ("OP") units outstanding	16,027	16,027	16,043	14,769	14,776
Common shares and OP units outstanding	47,122	46,103	42,304	40,624	39,860
Market price per common share	$11.25	$10.48	$9.77	$9.99	$10.66
Equity market capitalization	530,123	483,159	413,310	405,834	424,908
Total debt [2]	471,876	382,013	421,442	388,288	382,501
Total market capitalization	1,001,999	865,172	834,752	794,122	807,409
Less: cash	(22,505)	(29,813)	(19,434)	(30,446)	(35,505)
Total enterprise value	$979,494	$835,359	$815,318	$763,676	$771,904
BALANCE SHEET METRICS					
Core debt/enterprise value	40.1%	37.0%	44.6%	36.3%	28.6%
Fixed charge coverage ratio	2.6x	3.1x	3.3x	3.0x	2.6x
Core Debt/Annualized Core EBITDA	6.9x	6.1x	6.6x	6.0x	6.0x
CORE PORTFOLIO OCCUPANCY					
Office [3]	95.0%	95.8%	95.5%	94.6%	93.5%
Retail [3]	95.1%	95.5%	96.2%	95.6%	97.4%
Multifamily [4]	93.5%	94.2%	94.9%	96.5%	96.6%
Weighted Average [5]	94.7%	95.3%	95.6%	95.3%	95.6%

(1) Excludes gains on dispositions of real estate
(2) Excludes unamortized GAAP adjustments
(3) Office and retail occupancy based on occupied square feet as a % of respective total
(4) Multifamily occupancy based on occupied units as a % of respective total
(5) Total occupancy weighted by annualized base rent

ARMADA HOFFLER PROPERTIES

7

Summary Balance Sheet $ in thousands 8 3/31/2016 12/31/2015 Assets (Unaudited) Real estate investments: Income producing property $722,123 $579,000 Held for development 1,995 1,180 Construction in progress 62,365 53,411 Accumulated depreciation (121,920) (125,380) Net real estate investments 664,563 508,211 Real estate investments held for sale 2,731 40,232 Cash and cash equivalents 18,810 26,989 Restricted cash 3,695 2,824 Accounts receivable, net 13,360 21,982 Notes receivable 10,464 7,825 Construction receivables, including retentions 31,567 36,535 Costs and estimated earnings in excess of billings 300 88 Other assets 64,493 44,861 Total Assets $809,983 $689,547 Liabilities and Equity Indebtedness, net $460,938 $377,593 Debt secured by real estate held for sale 6,373 - Accounts payable and accrued liabilities 6,812 6,472 Construction payables, including retentions 43,611 52,067 Billings in excess of costs and estimated earnings 3,177 2,224 Other liabilities 33,820 25,471 Total Liabilities 554,731 463,827 Total Equity 255,252 225,720 Total Liabilities and Equity $809,983 $689,547 As of

Summary Income Statement Amounts in thousands, except per share data 9 Three months ended 3/31/2016 3/31/2015 Revenues (Unaudited) Rental revenues $23,283 $18,190 General contracting and real estate services 36,803 29,071 Total Revenues 60,086 47,261 Expenses Rental expenses 5,329 4,760 Real estate taxes 2,349 1,657 General contracting and real estate services 35,037 28,142 Depreciation and amortization 8,149 4,908 General and administrative 2,484 2,328 Acquisition, development & other pursuit costs 704 171 Impairment charges 35 - Total Expenses 54,087 41,966 Operating Income 5,999 5,295 Interest income 182 - Interest expense (3,791) (3,046) Loss on extinguishment of debt - (227) Gain on real estate dispositions 26,674 6,197 Change in fair value of interest rate derivatives (2,389) (147) Other income 76 15 Income before taxes 26,751 8,087 Income tax benefit (provision) (218) 31 Net Income $26,533 $8,118 Per Diluted Share $0.57 $0.20 Weighted Average Shares-Diluted 46,218 39,818

FFO, Normalized FFO & Adjusted FFO[(1)]

$ in thousands, except per share data

	Three months ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
			(Unaudited)		
Funds From Operations					
Net income	$26,533	$8,443	$4,337	$10,285	$8,118
Depreciation and amortization	8,149	6,162	6,317	5,766	4,908
Gain on disposition of operating real estate[(2)]	(26,244)	(4,987)	-	(7,210)	(6,197)
FFO	**$8,438**	**$9,618**	**$10,654**	**$8,841**	**$6,829**
FFO per diluted share	$0.18	$0.22	$0.25	$0.22	$0.17
Normalized FFO					
Acquisition, development & other pursuit costs	704	885	288	591	171
Loss on extinguishment of debt	-	102	3	180	227
Impairment charges	35	18	-	23	-
Change in fair value of interest rate derivatives	2,389	(9)	51	40	147
Normalized FFO	**$11,566**	**$10,614**	**$10,996**	**$9,675**	**$7,374**
Normalized FFO per diluted share	$0.25	$0.24	$0.26	$0.24	$0.19
Adjusted FFO					
Non-cash stock compensation	437	176	173	203	379
Acquisition, development & other pursuit costs	(704)	(885)	(288)	(591)	(171)
Tenant improvements, leasing commissions[(3)]	(287)	(509)	(992)	(756)	(484)
Leasing incentives[(3)]	-	-	-	-	-
Property related capital expenditures	(390)	(563)	(640)	(366)	(149)
Non-cash interest expense	191	215	233	240	318
GAAP Adjustments					
Net effect of straight-line rents	(122)	(134)	(309)	(545)	(646)
Amortization of leasing incentives & above (below) market rents	6	174	170	217	177
Government development grants	-	-	300	-	-
AFFO	**$10,697**	**$9,088**	**$9,643**	**$8,077**	**$6,798**
AFFO per diluted share	$0.23	$0.21	$0.23	$0.20	$0.17
Weighted Average Common Shares Outstanding	30,191	27,411	25,958	25,587	25,042
Weighted Average Operating Partnership ("OP") Units Outstanding	16,027	16,027	15,919	14,769	14,776
Total Weighted Average Common shares and OP units outstanding	46,218	43,438	41,877	40,356	39,818

ARMADA HOFFLER PROPERTIES

(1) See definitions on page 31-33
(2) Excludes gain on non-operating real estate $430K
(3) Excludes first generation rental space

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Outstanding Debt $ in thousands 11 30 Day LIBOR 0.4385% (1) Subject to an interest rate swap lock. (2) Includes debt subject to interest rate swap locks. (3) Excludes debt subject to interest rate swap locks. Debt Maturities & Principal Payments Debt Stated Rate Effective Rate as of 3/31/2016 Maturity Date 2016 2017 2018 2019 2020 Thereafter Amount Outstanding as of 3/31/2016 Secured Notes Payable - Core Debt 249 Central Park Retail 5.99% 5.99% 9/8/2016 $15,207 $15,207 South Retail 5.99% 5.99% 9/8/2016 6,709 6,709 Fountain Plaza Retail 5.99% 5.99% 9/8/2016 7,604 7,604 Encore Apartments L+1.95% 2.39% 1/30/2017 25,184 25,184 North Point Note 5 L+2.00% 3.57% (1) 2/1/2017 16 643 659 Oyster Point L+1.40% - 2.00% 1.99% 2/28/2017 6,400 6,400 Harrisonburg Regal 6.06% 6.06% 6/8/2017 156 3,256 3,412 Commonwealth of Virginia - Chesapeake L+1.90% 2.34% 8/28/2017 4,933 4,933 Hanbury Village 6.67% 6.67% 10/11/2017 195 20,709 20,904 Sandbridge Commons L+1.85% 2.29% 1/17/2018 670 247 8,525 9,442 Columbus Village Note 1 L+2.00% 3.05% (1) 4/5/2018 129 179 6,079 6,387 Columbus Village Note 2 L+2.00% 2.44% 4/5/2018 36 47 2,217 2,300 North Point Center Note 1 6.45% 6.45% 2/5/2019 146 205 219 9,352 9,922 Socastee Commons 4.57% 4.57% 1/6/2023 67 95 100 105 109 4,458 4,934 North Point Center Note 2 7.25% 7.25% 9/15/2025 73 105 113 121 130 2,095 2,638 Smith's Landing 4.05% 4.05% 6/1/2035 538 747 779 811 843 17,331 21,049 Liberty Apartments 5.66% 5.66% 11/1/2043 233 325 344 364 385 18,586 20,237 The Cosmopolitan 3.75% 3.75% 7/1/2051 480 660 686 712 739 43,086 46,363 Total - Secured Core Debt $32,260 $63,735 $19,062 $11,465 $2,206 $85,556 $214,284 Secured Notes Payable - Development Pipeline 4525 Main Street L+1.95% 2.39% 1/30/2017 31,613 31,613 Lightfoot Marketplace L+1.90% 2.34% 11/14/2017 8,536 8,536 Johns Hopkins Village L+1.90% 2.34% 7/30/2018 16,443 16,443 Total - Development Pipeline - 40,149 16,443 - - - 56,592 Total Secured Notes Payable $32,260 $103,884 $35,505 $11,465 $2,206 $85,556 $270,876 Unsecured Core Debt Senior unsecured line of credit L+1.40% - 2.00% 1.99% 2/20/2019 101,000 101,000 Senior unsecured term loan L+1.35% - 1.95% 1.94% 2/20/2020 50,000 50,000 Senior unsecured term loan L+1.35% - 1.95% 3.50% (1) 2/20/2020 50,000 50,000 Total - Unsecured Core Debt - - - 101,000 100,000 - 201,000 Total Notes Payable excluding GAAP Adjustments $32,260 $103,884 $35,505 $112,465 $102,206 $85,556 $471,876 Balloon Payments 29,281 100,971 33,638 110,333 100,000 5,567 379,790 Principal amortization 2,979 2,913 1,867 2,132 2,206 79,989 92,086 Total Consolidated Debt $32,260 $103,884 $35,505 $112,465 $102,206 $85,556 $471,876 Fixed-rate Debt(2) 31,554 26,924 8,320 11,465 52,206 85,556 216,025 Variable-rate Debt(3) 706 76,960 27,185 101,000 50,000 - 255,851 Total Consolidated Debt $32,260 $103,884 $35,505 $112,465 $102,206 $85,556 $471,876 GAAP Adjustments (4,565) Total Notes Payable $467,311

Core Debt to Core EBITDA[1]

$ in thousands

	Three months ended				
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Net Income	$26,533	$8,443	$4,337	$10,285	$8,118
Excluding:					
Interest expense	3,791	3,411	3,518	3,358	3,046
Income tax	218	(117)	118	(4)	(31)
Depreciation and amortization	8,149	6,162	6,317	5,766	4,908
Gain on real estate dispositions	(26,674)	(4,987)	-	(7,210)	(6,197)
EBITDA	$12,017	$12,912	$14,290	$12,195	$9,844
Adjustments to EBITDA:					
Loss on extinguishment of debt	-	102	3	180	227
Change in fair value of interest rate derivatives	2,389	(9)	51	40	147
Non-cash stock compensation	437	176	173	203	379
Development Pipeline	(620)	(606)	(738)	(1,086)	(1,386)
Total Other Adjustments	2,206	(337)	(511)	(663)	(633)
Core EBITDA	$14,223	$12,575	$13,779	$11,532	$9,211
Total Debt[2]	$471,876	$382,013	$421,442	$388,288	$382,501
Adjustments to Debt:					
(Less) Development Pipeline[2]	(56,592)	(43,340)	(37,987)	(80,877)	(126,554)
(Less) Cash & restricted cash	(22,505)	(29,813)	(19,434)	(30,446)	(35,505)
Core Debt	$392,779	$308,860	$364,021	$276,965	$220,442
Core Debt/Annualized Core EBITDA	**6.9x**	**6.1x**	**6.6x**	**6.0x**	**6.0x**

ARMADA HOFFLER PROPERTIES

(1) See definitions on page 33
(2) Excludes GAAP Adjustments

12

Debt Information $ in thousands 13 (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Includes interest rate caps less than or equal to 1.50% Fixed - rate & Hedged Debt (4) 88% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2016 2017 2018 2019 2020 2021 and thereafter ($ In Thousands) Debt Maturities & Principal Payments Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Check Unsecured Debt 43.0% 2.4% 3.4 Yrs Secured Debt 57.0% 4.0% 10.6 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt (1) 54.2% 2.1% 2.4 Yrs Fixed-rate Debt(2)(3) 45.8% 4.7% 13.6 Yrs Fixed-rate and Hedged Debt(2)(3)(4) 88.2% Total 3.3% 7.5 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount March 14, 2014 March 1, 2017 1.25% 50,000 October 26, 2015 October 15, 2017 1.25% 75,000 March 1, 2016 March 1, 2018 1.50% 75,000 Total Interest Rate Caps at or Below 1.50% $200,000 Fixed-rate Debt(2)(3) 216,025 Fixed-rate and Hedged Debt $416,025 % of Total(3) 88.2%

Property Portfolio As of 3/31/16 The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage. Occupancy for each of our retail properties is calculated as (a) square footage under executed leases as of March 31, 2016, divided by (b) net rentable square feet, expressed as a percentage. For the properties in our retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of March 31, 2016 (defined as cash base rents before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of March 31, 2016 . In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Excludes the square footage of land subject to ground leases. As of March 31, 2016, the Company occupied 8,995 square feet at this property at an ABR of $295,900, or $32.90 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. Includes $32,760 of ABR pursuant to a rooftop lease. 14 Property Anchor Tenant Location Town Center Unencumbered ABR Year Built Net Rentable Square Feet (1) Core Occupancy (2) ABR (3) ABR per Leased SF (3) Retail Properties - Excluding Properties Subject to Ground Lease 249 Central Park Retail (4) Cheesecake Factory, Brooks Brothers, Gordon Biersch Virginia Beach, VA ü - 2004 91,387 89.7% $2,302,266 $28.10 Alexander Pointe Harris Teeter Salisbury, NC 100% 1997 57,710 100.0% 673,796 11.68 Bermuda Crossroads Food Lion, OfficeMax Chester, VA 100% 2001 111,566 91.3% 1,470,353 14.43 Broad Creek Shopping Center Home Depot, Food Lion, PetSmart Norfolk, VA 100% 1997/2001 227,659 98.8% 3,155,289 14.03 Broadmoor Plaza Kroger, Staples, Jo-Ann Fabrics South Bend, IN 100% 1980 115,059 93.8% 1,273,865 11.80 Columbus Village Barnes & Noble Virginia Beach, VA ü - 1980/2013 66,594 93.5% 1,200,454 19.27 Commerce Street Retail (5) Yard House Virginia Beach, VA ü 100% 2008 19,173 100.0% 793,250 41.37 Courthouse 7-Eleven 7-Eleven Virginia Beach, VA 100% 2011 3,177 100.0% 125,015 39.35 Dick's at Town Center Dick's Sporting Goods, USI Virginia Beach, VA ü 100% 2002 103,335 100.0% 1,221,866 11.82 Dimmock Square Best Buy, Old Navy Colonial Heights, VA 100% 1998 106,166 97.2% 1,726,339 16.73 Fountain Plaza Retail Ruth's Chris, Ann Taylor Virginia Beach, VA ü - 2004 35,961 100.0% 1,014,090 28.20 Gainsborough Square Food Lion, Rite Aid Chesapeake, VA 100% 1999 88,862 92.5% 1,252,588 15.24 Greentree Shopping Center Wawa Chesapeake, VA 100% 2014 15,751 85.7% 284,044 21.03 Hanbury Village Walgreens, Starbucks Chesapeake, VA 32% 2006/2009 61,049 92.8% 1,352,725 23.87 Harper Hill Commons Harris Teeter Winston-Salem, NC 100% 2004 55,394 63.0% 501,507 14.36 Harrisonburg Regal Regal Cinemas Harrisonburg, VA - 1999 49,000 100.0% 683,550 13.95 Kroger Junction Kroger, Family Dollar Pasadena, TX 100% 1984 81,158 77.9% 473,108 7.48 North Hampton Market PetSmart, Hobby Lobby, Dollar Tree Taylors, SC 100% 2004 114,935 96.2% 1,352,077 12.23 North Point Center Kroger, PetSmart, BB&B, Costco Durham, NC 52% 1998/2009 215,690 95.9% 2,528,096 12.22 Oakland Marketplace Kroger Oakland, TN 100% 2004 19,600 85.7% 250,656 14.92 Parkway Marketplace Rite Aid Virginia Beach, VA 100% 1998 37,804 100.0% 754,710 19.96 Patterson Place Bed Bath & Beyond, PetSmart Durham, NC 100% 2004 160,942 99.3% 2,546,392 15.93 Perry Hall Marketplace Safeway Perry Hall, MD 100% 2001 74,256 100.0% 1,224,475 16.49 Providence Plaza Edward Jones, Chipotle, Choate Const. Charlotte, NC 100% 2007/2008 103,118 97.4% 2,517,245 25.05 Sandbridge Commons Heartland Dental Virginia Beach, VA - 2015 16,156 92.6% 303,050 20.26 Socastee Commons Bi-Lo Myrtle Beach, SC - 2000/2014 57,573 97.4% 638,616 11.39 South Retail lululemon, free people Virginia Beach, VA ü - 2002 38,515 100.0% 939,543 24.39 South Square Ross, Petco, Office Depot Durham, NC 100% 1977/2005 107,812 100.0% 1,826,837 16.94 Stone House Square Weis Markets Hagerstown, MD 100% 2008 108,624 90.4% 1,566,916 15.95 Studio 56 Retail McCormick & Schmick's Virginia Beach, VA ü 100% 2007 11,594 100.0% 373,360 32.20 Waynesboro Commons Kroger Waynesboro, VA 100% 1993 52,415 100.0% 437,024 8.34 Wendover Village Bed Bath & Beyond, T.J. Maxx, Petco Greensboro, NC 100% 2004 135,758 100.0% 1,949,734 14.36 Willowbrook Commons Kroger Nashville, TN 100% 2005 39,100 82.1% 525,266 16.36 Total / Weighted Avg Retail Portfolio 77% 2,582,893 95.1% $39,238,103 $15.98 (1) (2) (3) (4) (5)

Property Portfolio - Continued As of 3/31/16 The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Occupancy for each of our office properties is calculated as (a) square footage under executed leases as of March 31, 2016, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of March 31, 2016, divided by (b) total units available, expressed as a percentage. For the properties in our office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of March 31, 2016 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of March 31, 2016. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. As of March 31, 2016, the Company occupied 18,984 square feet at this property at an ABR of $559,294 or $29.46 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property. Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease. The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land. For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended March 31, 2016 by (b) 12. ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of March 31, 2016. The ABR for Liberty and Cosmopolitan excludes $206,000 and $967,000 from ground floor retail leases, concurrently. The Company leases the land underlying this property pursuant to a ground lease. 15 Net Rentable Square Feet (RSF) (1) Property Anchor Tenant Location Town Center Unencumbered ABR Year Built Core Properties Development Properties Total Core Occupancy (2) Development Leased (2) ABR (3) ABR per Leased SF (3) Office Properties 4525 Main Street Clark Nexsen, Anthropologie, west elm Virginia Beach, VA ü - 2014 - 237,893 237,893 - 57.8% $3,725,916 $27.12 Armada Hoffler Tower (4) AHH, Troutman Sanders, Williams Mullen Virginia Beach, VA ü 100% 2002 323,970 - 323,970 97.6% - 8,792,059 27.81 Commonwealth of VA - Chesapeake Commonwealth of VA Chesapeake, VA - 2015 36,227 - 36,227 100.0% - 645,927 17.83 Commonwealth of VA - Virginia Beach Commonwealth of VA Virginia Beach, VA 100% 2015 11,139 - 11,139 100.0% - 245,058 22.00 One Columbus BB&T, HBA Virginia Beach, VA ü 100% 1984 129,424 - 129,424 93.2% - 2,913,464 24.16 Oyster Point GSA, SunTrust Bank Newport News, VA - 1989 100,139 - 100,139 83.8% - 1,731,930 20.64 Two Columbus The Art Institute, Kimley-Horn Virginia Beach, VA ü 100% 2009 108,467 - 108,467 97.5% - 2,871,638 27.15 Total / Weighted Average Office Portfolio 71% 709,366 237,893 947,259 95.0% 57.8% $20,925,992 $25.80 Retail Properties Subject to Ground Lease Bermuda Crossroads (5) IHOP, O'Charley's Chester, VA - 2001 11,000 - 11,000 100.0% - $163,350 $14.85 Broad Creek Shopping Center (6) 7-Eleven, Ruby Tuesdays, Home Depot Norfolk, VA - 1997/2001 24,818 - 24,818 100.0% - 607,081 24.46 Greentree Shopping Center Wawa Chesapeake, VA - 2014 5,088 - 5,088 100.0% - 230,004 45.21 Hanbury Village (5) Harris Teeter, Walgreens Chesapeake, VA - 2006/2009 55,586 - 55,586 100.0% - 1,067,598 19.21 Harper Hill Commons Harris Teeter Winston-Salem, NC 100% 2004 41,520 - 41,520 100.0% - 373,680 9.00 Oakland Marketplace Kroger Oakland, TN 100% 2004 45,000 - 45,000 100.0% - 186,300 4.14 North Point Center (5) Home Depot, Costco Durham, NC 15% 1998/2009 280,556 - 280,556 100.0% - 1,083,666 3.86 Sandbridge Commons Harris Teeter Virginia Beach, VA - 2015 53,288 - 53,288 100.0% - 583,000 10.94 South Square Chick-fil-A Durham, NC 100% 1977/2005 1,778 - 1,778 100.0% - 60,000 33.75 Stone House Square Capitol One Bank Hagerstown, MD 100% 2008 3,650 - 3,650 100.0% - 165,000 45.21 Tyre Neck Harris Teeter (6) Harris Teeter Portsmouth, VA 100% 2011 48,859 - 48,859 100.0% - 508,134 10.40 Willowbrook Commons Kroger Nashville, TN 100% 2005 54,500 - 54,500 100.0% - 387,554 7.11 Total / Weighted Avg Retail Portfolio Subject to Ground Leases 34% 625,643 - 625,643 100.0% - $5,415,367 $8.66 Units Multifamily Location Town Center Unencumbered ABR Year Built Core Properties Development Properties Total Core Occupancy (2) Development Occupancy (2) ABR (7) ABR per Occupied RSF (8) Encore Apartments Virginia Beach, VA ü - 2014 286 - 286 88.5% - $3,707,184 $1.75 Liberty Apartments (9) Newport News, VA - 2014 197 - 197 93.0% - 2,131,824 1.35 Smith's Landing (10) Blacksburg, VA - 2009 284 - 284 100.0% - 3,584,052 1.11 The Cosmopolitan (9) Virginia Beach, VA ü - 2006 342 - 342 92.7% - 6,011,172 1.64 Total / Weighted Avg Multifamily Portfolio - 1,109 - 1,109 93.5% - $15,434,232 $1.46 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10)

Development Pipeline

$ in thousands

One City Center



Johns Hopkins Village



Lightfoot Marketplace



Point Street Apts.



Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1] Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	60%	1Q15	3Q16	3Q17	$68,000	$41,000	80%[3]	CVS[4]
Brooks Crossing Phase 1 Newport News, VA	Mixed-use	50,000 sf	NA	3Q15	3Q16	3Q17	10,000	2,000	65%[3]	LOI outstanding
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	71%	3Q14	3Q16	2Q17	24,000	18,000	60%[3]	Harris Teeter, CHKD
						Total Development, Not Delivered	102,000	61,000		
Development, Delivered Not Stabilized										
4525 Main Street Virginia Beach, VA	Office	239,000 sf	58%	1Q13	3Q14	2Q17	51,000	45,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie[4]
						Total	$153,000	$106,000		
Joint Ventures - Minority Partner							**AHH Estimated Investment**	**Cost to Date**		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$34,000	$7,000	100%	Duke University
Mezzanine Investments							**Purchase Option Price**	**Loan Balance**		
Point Street Apartments Inner Harbor Baltimore, MD	Multifamily	289 units	NA	1Q16	3Q17	3Q18	$92,000	$10,000	Option to purchase 88% upon completion	$25M Mezzanine financing offered by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	NA	2Q16	1Q18	2Q19	102,000	-	Option to purchase 88% upon completion	$42M Mezzanine financing offered by AHH, earning 10% interest income
						Total Mezzanine Investment	$194,000	$10,000		

(1) Represents the expected estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Ground floor retail tenant

	Q1 2016
Capitalized Interest	$252
Capitalized Overhead	$362

ARMADA HOFFLER PROPERTIES

16

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price [1]	Cash Cap Rate	Purchase Date	Property Type	% Leased as of 3/31/16	Anchor Tenants
Southgate Square	Colonial Heights, VA	220,131	$38,585	7.3%	2Q16	Retail	99%	PetSmart, Michael's, Burlington's
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	7.2%	1Q16	Retail	94%	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	7.3%	3Q15	Retail	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	7.3%	3Q15	Retail	100%	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	6.4%	3Q15	Retail	100%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	7.4%	2Q15	Retail	93%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	7.3%	3Q14	Retail	100%	Old Navy, Best Buy, Pier 1
Total/Weighted Average		1,818,364	$324,127	7.2%				

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Cap Rate	Disposition Date	Property Type	% Leased at closing	Anchor Tenants
Oyster Point	Newport News, VA	100,139	$6,500	TBD	1Q17 [2]	Office	84% [3]	GSA
Richmond Tower	Richmond, VA	206,969	$78,000	7.9%	1Q16	Office	99%	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	6.7%	4Q15	Office	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	5.7%	2Q15	Multifamily	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	6.3%	1Q15	Office	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	6.3%	4Q14	Office	100%	Virginia Natural Gas
Total/Weighted Average		541,308sf/ 203 units	$174,475	7.0%				



(1) Non-GAAP purchase price
(2) Anticipated closing date. The disposition is subject to customary conditions and, accordingly, there can be no assurance that this transaction will be completed on the terms set forth herein or at all.
(3) As of 3/31/16

ARMADA HOFFLER PROPERTIES

17

Construction Business Summary $ in thousands 18 Gross Profit Summary Q1 2016 Trailing 12 Months Revenue $36,803 $179,000 Expense (35,037) (172,239) Gross Profit $1,766 $6,761 (Unaudited) Location Total Contract Value Work in Place as of 3/31/2016 Backlog Estimated Date of Completion Highlighted Projects Exelon Baltimore, MD $179,629 $170,184 $9,445 2Q 2016 Point Street Apartments Baltimore, MD $68,203 $4,356 $63,847 1Q 2018 One City Center Raleigh, NC $60,905 $1,044 $59,861 2Q 2018 27th Street Hotel Virginia Beach, VA 50,562 16,305 34,257 2Q 2017 Four Seasons Condominium Expansion Baltimore, MD 38,673 33,748 4,925 3Q 2016 Sub Total $397,972 $225,637 $172,335 All Other Projects 104,693 100,849 3,844 Total $502,665 $326,486 $176,179

Same Store NOI by Segment $ in thousands (Reconciliation to GAAP located in appendix pg. 35) 19 (1) See page 34 for Same Store vs. Non - Same Store Properties Three months ended 3/31/2016 3/31/2015 $ Change % Change Office (1) (Unaudited) Revenue $4,262 $4,315 ($53) -1.2% Expenses 1,526 1,637 (111) -6.8% Net Operating Income 2,736 2,678 58 2.2% Retail (1) Revenue 6,608 6,506 102 1.6% Expenses 1,946 1,941 5 0.3% Net Operating Income 4,662 4,565 97 2.1% Multifamily (1) Revenue 3,051 2,937 114 3.9% Expenses 1,321 1,250 71 5.7% Net Operating Income 1,730 1,687 43 2.5% Same Store Net Operating Income (NOI), GAAP basis $9,128 $8,930 $198 2.2% Net effect of straight-line rents 115 (19) 134 Amortization of lease incentives and above (below) market rents 134 121 13 Same store portfolio NOI, cash basis $9,377 $9,032 $345 3.8% Cash Basis: Office $2,713 $2,650 $63 2.4% Retail 4,915 4,663 252 5.4% Multifamily 1,749 1,719 30 1.7% $9,377 $9,032 $345 3.8% GAAP Basis: Office $2,736 $2,678 $58 2.2% Retail 4,662 4,565 97 2.1% Multifamily 1,730 1,687 43 2.5% $9,128 $8,930 $198 2.2%

Top 10 Tenants by Annualized Base Rent $ in thousands As of March 31, 2016 20 Office Portfolio - Top 10 Tenants Tenant Number of Leases Lease Expiration Annualized Base Rent % of Office Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Clark Nexsen 1 2029 $ 2,438 11.7% 3.0% Williams Mullen 1 2018 1,494 7.1% 1.8% Hampton University 2 2024 1,003 4.8% 1.2% Commonwealth of Virginia 2 2030 891 4.3% 1.1% GSA 1 2016 855 4.1% 1.1% Pender & Coward 1 2030 839 4.0% 1.0% Troutman Sanders 1 2025 822 3.9% 1.0% The Art Institute 1 2019 819 3.9% 1.0% Cherry Bekaert 2 2022 736 3.5% 0.9% Kimley-Horn 1 2018 724 3.5% 0.9% Top 10 Total $ 10,622 50.8% 13.1% Retail Portfolio - Top 10 Tenants Tenant Number of Leases Lease Expiration Annualized Base Rent % of Retail Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Harris Teeter 5 2029 $ 2,853 6.4% 3.5% Kroger 7 2021 2,205 4.9% 2.7% Home Depot 2 2019 2,190 4.9% 2.7% Food Lion 3 2020 1,283 2.9% 1.6% PetSmart 4 2020 1,117 2.5% 1.4% Bed Bath & Beyond 3 2022 1,077 2.4% 1.3% Dick's Sporting Goods 1 2020 840 1.9% 1.0% Safeway 2 2021 821 1.8% 1.0% Weis Markets 1 2028 802 1.8% 1.0% Ross Dress for Less 2 2018 755 1.7% 0.9% Top 10 Total $ 13,942 31.2% 17.2%

Office Lease Summary 21 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2016 2 6,445 - - $21.34 $19.60 $1.75 $21.10 $20.38 $0.72 1.65 $3,773 $0.59 Q4 2015 2 5,708 2 3,947 24.50 23.50 1.01 24.39 23.68 0.71 1.31 3,682 0.65 Q3 2015 4 16,609 4 9,554 23.69 22.29 1.40 24.28 23.81 0.46 5.95 138,923 8.36 Q2 2015 - - - - - - - - - - - - - New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2016 2 3,773 $27.49 6.91 $139,067 $36.86 Q4 2015 2 9,920 30.13 7.17 421,094 42.45 Q3 2015 3 13,500 21.37 6.02 166,463 12.33 Q2 2015 1 3,500 18.25 3.00 22,345 6.38 (1) Excludes new leases from properties in development

Office Lease Expirations 22 Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 136,050 14.4% - $ - - $ 2016 12 44,550 4.7% 1,058,460 5.1% 23.76 2017 6 21,254 2.2% 610,455 2.9% 28.72 2018 22 166,325 17.6% 4,645,663 22.2% 27.93 2019 16 103,761 11.0% 2,506,963 12.0% 24.16 2020 5 41,546 4.4% 942,604 4.5% 22.69 2021 6 49,659 5.2% 1,227,550 5.9% 24.72 2022 3 48,117 5.1% 1,326,903 6.3% 27.58 2023 4 43,078 4.5% 1,052,197 5.0% 24.43 2024 3 60,751 6.4% 1,666,025 8.0% 27.42 2025 4 43,292 4.6% 1,172,763 5.6% 27.09 2026 3 16,841 1.8% 400,474 1.9% 23.78 Thereafter 6 172,035 18.1% 4,315,937 20.6% 25.09 Total / Weighted Average 90 947,259 100.0% 20,925,993 $ 100.0% $25.80 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Leased Square Feet % ABR of Office Portfolio (1) Includes development properties in lease up

Retail Lease Summary 23 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Contractual Rent per SF Prior Rent per SF Annual Change in Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2016 10 26,870 1 1,800 $22.70 $21.29 $1.41 $22.21 $21.78 $0.42 3.37 $61,290 2.28 $ Q4 2015 6 33,274 4 27,146 20.63 18.73 1.89 20.55 19.45 1.09 4.54 - - Q3 2015 11 28,760 5 24,491 25.03 24.67 0.37 23.96 26.42 (2.46) 2.68 96,077 3.34 Q2 2015 4 10,352 3 5,255 19.81 17.65 2.16 19.37 19.25 0.11 4.37 - - New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2016 4 11,913 $19.68 5.10 $431,103 $36.19 Q4 2015 4 24,825 21.83 6.64 421,094 16.96 Q3 2015 1 3,606 19.00 10.00 42,190 11.70 Q2 2015 3 5,012 13.69 5.59 65,253 13.02 (1) Excludes new leases from properties in development

Retail Lease Expirations 24 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 100,000 200,000 300,000 400,000 500,000 600,000 Leased Square Feet % ABR of Retail Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 127,798 4.9% - $ - - $ M-T-M 8 16,280 0.6% 345,732 0.9% 21.24 2016 37 75,417 2.9% 1,633,226 4.2% 21.66 2017 47 190,884 7.4% 3,029,772 7.7% 15.87 2018 63 311,024 12.0% 5,190,373 13.2% 16.69 2019 64 544,478 21.1% 7,912,363 20.2% 14.53 2020 55 532,101 20.6% 7,076,585 18.0% 13.30 2021 27 197,316 7.6% 3,309,754 8.4% 16.77 2022 14 121,405 4.7% 1,906,762 4.9% 15.71 2023 12 125,772 4.9% 2,489,209 6.3% 19.79 2024 14 120,198 4.7% 2,205,990 5.6% 18.35 2025 12 62,257 2.4% 1,546,062 3.9% 24.83 2026 8 71,117 2.8% 1,039,722 2.6% 14.62 Thereafter 5 86,846 3.4% 1,552,553 4.1% 17.88 Total / Weighted Average 366 2,582,893 100.0% 39,238,103 $ 100.0% $15.98 (1) Includes development properties in lease up

Components of Net Asset Value Stabilized Portfolio Cash NOI ÷ Market Cap Rate = Stabilized Portfolio Value Investment in Development Pipeline Trailing 12 Months General Contracting and Real Estate Services x Appropriate Multiple = TRS Value Other Assets Liabilities NAV 25

Net Asset Value Component Data In thousands 26 Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 3/31/2016 3/31/2016 3/31/2016 Diversified Portfolio General contracting and real estate services $6,761 Office $619 $2,476 Retail 7,886 31,544 Other Assets Multifamily 995 3,980 Other Assets As of 3/31/2016 Total Diversified Portfolio NOI $9,500 $38,000 Cash and Cash Equivalents $18,810 Restricted Cash 3,695 Virginia Beach Town Center Accounts Receivable 13,360 Office (1) $2,424 $9,696 Notes Receivable 10,464 Retail (1) 1,551 6,204 Construction receivables, including retentions 31,567 Multifamily 1,702 6,808 Other Assets 64,793 Total Virginia Beach Town Center NOI $5,677 $22,708 Total Other Assets $142,689 Stabilized Portfolio NOI (Cash) $15,177 $60,708 Liabilities & Share Count As of 3/31/2016 Development Pipeline Liabilities Mortgages and notes payable $467,311 3/31/2016 Accounts payable and accrued liabilities 6,812 Income producing property $41,100 Construction payables, including retentions 43,611 Construction in progress 60,500 Other Liabilities 36,997 Other assets 4,400 Total Liabilities $554,731 Total cost to date (p. 16) $106,000 Three months ended Land held for development 1,995 Share Count 3/31/2016 Weighted average common shares outstanding 30,191 Weighted average operating partnership ("OP") Units Outstanding 16,027 Total weighted average common shares and OP units outstanding 46,218 (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

Retail Portfolio Acquisition 27

Retail Portfolio Acquisition

$ in thousands

	SF	Anchors (Shadow)	Occupancy[1]	NOI[2]	% of Total Portfolio NOI
Property - To Hold (Core Retail Properties)					
South Square Raleigh-Durham-Chapel Hill, NC	109,590	Ross, Petco, Office Depot, (Target), (Sam's Club)	100%		
Patterson Place Raleigh-Durham-Chapel Hill, NC	160,942	Bed Bath & Beyond, PetSmart, Total Wine & More, A.C. Moore, (The Home Depot), (Kohl's), (Kroger)	99%		
Wendover Village Winston-Salem, NC	135,758	Bed Bath & Beyond, Golfsmith, T.J. Maxx, Petco, Five Below, (Costco)	100%		
Alexander Pointe Charlotte, NC	57,710	Harris Teeter	100%		
Harper Hill Commons Greensboro, NC	96,914	Harris Teeter	79%		
Northhampton Market Greenville-Spartanburg, SC	114,935	Petsmart, Hobby Lobby, Dollar Tree, (Target)	94%		
Sub Total/Weighted Average	675,849		96%	9,100	75%
Properties Under Evaluation					
Waynesboro Commons Waynesboro, VA	52,415	Kroger[3]	100%		
Oakland Marketplace Memphis, TN	64,600	Kroger[3]	96%		
Willowbrook Commons Nashville, TN	93,600	Kroger[3]	88%		
Broadmoor Plaza South Bend, IN	115,059	Kroger, Staples, Jo-Ann Fabrics[3]	94%		
Kroger Junction, Pasadena, TX	81,158	Kroger, Family Dollar	78%		
Sub Total/Weighted Average	406,832		91%	3,100	25%
Total/Weighted Average	**1,082,681**		94%	**$12,200**	**100%**


Property Key
Office
Retail
Multifamily
Cavalier - Core
Cavalier - Non-Core
Previous Construction & Development
Current Portfolio & Development Pipeline

ARMADA HOFFLER PROPERTIES

(1) As of January 14, 2016
(2) Based on 2016 budget adjusted for a full year of operation
(3) LOI or Purchase and Sale Agreement outstanding

28

As of 12/31/15 NOI Contribution 29 As of 3/31/16 TOP 5 Tenants Gives effect to the disposition of the Richmond Tower office buildings for which Williams Mullen was the anchor tenant. (1) (1) Office Tenant % of Total Portfolio ABR Clark Nexsen 3.0% Williams Mullen 1.8% Hampton University 1.2% Commonwealth of Virginia 1.1% GSA 1.1% Retail 43% Multifamily 17% General Contracting 7% Office 33% Retail 54% General Contracting 10% Multifamily 16% Office 20% Retail Tenant % of Total Portfolio Home Depot 2.9% Harris Teeter 2.0% Food Lion 1.7% Dick's Sporting Goods 1.1% Weis Markets 1.1% Office Tenant % of Total Portfolio Williams Mullen 11.6% Clark Nexsen 3.2% Cherry Bekaert 1.3% Hampton University 1.3% Commonwealth of Va 1.2% % of Total Portfolio ABR % of Total Portfolio ABR Retail Tenant % of Total Portfolio ABR Harris Teeter 3.5% Kroger 2.7% Home Depot 2.7% Food Lion 1.6% PetSmart 1.4%

Appendix – Definitions & Reconciliations

Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. 31

Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. 32

Definitions EBITDA: We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. We also exclude gains (or losses) from sales of depreciable operating property from our calculation of EBITDA. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. 33

.

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended 3/31/2016 to 2015	
	Same Store	Non-Same Store
Retail Properties		
249 Central Park Retail	X	
Alexander Pointe		X
Bermuda Crossroads	X	
Broad Creek Shopping Center	X	
Broadmoor Plaza		X
Columbus Village		X
Commerce Street Retail	X	
Courthouse 7-Eleven	X	
Dick's at Town Center	X	
Dimmock Square	X	
Greentree Shopping Center		X
Fountain Plaza Retail	X	
Gainsborough Square	X	
Hanbury Village	X	
Harper Hill Commons		X
Harrisonburg Regal	X	
Kroger Junction		X
North Hampton Market		X
North Point Center	X	
Oakland Marketplace		X
Parkway Marketplace	X	
Patterson Place		X
Perry Hall Marketplace		X
Providence Plaza		X
Sandbridge Commons		X
Socastee Commons		X
South Retail	X	
South Square		X
Stone House Square		X
Studio 56 Retail	X	
Tyre Neck Harris Teeter	X	
Waynesboro Commons		X
Wendover Village		X
Willowbrook Commons		X

	Comparison of Three Months Ended 3/31/2016 to 2015	
	Same Store	Non-Same Store
Office Properties		
4525 Main Street		X
Armada Hoffler Tower	X	
Commonwealth of VA - Chesapeake	X	
Commonwealth of VA - Virginia Beach		X
Oceaneering		X
One Columbus	X	
Oyster Point	X	
Richmond Tower		X
Sentara Williamsburg		X
Two Columbus	X	
Multifamily Properties		
Encore Apartments		X
Liberty Apartments		X
Smith's Landing	X	
The Cosmopolitan	X	
Whetstone Apartments		X

ARMADA HOFFLER PROPERTIES

34

Reconciliation to Property Portfolio NOI $ in thousands 35 (1) See page 34 for Same Store vs. Non-Same Store Properties Three months ended 3/31 2016 2015 Office Same Store(1) Rental revenues $4,262 $4,315 Property expenses 1,526 1,637 NOI 2,736 2,678 Non-Same Store NOI 790 2,580 Segment NOI 3,526 $5,258 Retail Same Store(1) Rental revenues $6,608 $6,506 Property expenses 1,946 1,941 NOI 4,662 4,565 Non-Same Store NOI 4,750 95 Segment NOI $9,412 $4,660 Multifamily Same Store (1) Rental revenues $3,051 $2,937 Property expenses 1,321 1,250 NOI 1,730 1,687 Non-Same Store NOI 937 168 Segment NOI 2,667 1,855 Total Property Portfolio NOI $15,605 $11,773

Reconciliation to Property Portfolio NOI $ in thousands 36 Three months ended 3/31/2016 Diversified Portfolio Office Retail Multifamily Total Cash NOI $619 $7,886 $995 $9,500 Net effect of straight-line rents 25 6 (11) 20 Amortization of lease incentives and (above) below market rents - 159 (13) 146 GAAP NOI $644 $8,051 $971 $9,666 Town Center of Virginia Beach Office Retail Multifamily Total Cash NOI $2,424 $1,551 $1,702 $5,677 Net effect of straight-line rents 30 (26) (6) (2) Amortization of lease incentives and (above) below market rents (26) (84) - (110) Elimination of AHH rent (176) (78) - (254) GAAP NOI $2,252 $1,363 $1,696 $5,311 GAAP NOI Office Retail Multifamily Total Diversified Portfolio $644 $8,051 $971 $9,666 Town Center of Virginia Beach 2,252 1,363 1,696 5,311 Unstabilized Properties 630 (3) - 628 Total Property Portfolio NOI $3,526 $9,411 $2,667 $15,605

Reconciliation to GAAP Net Income $ in thousands 37 Office Retail Multifamily Total Property Portfolio General Contracting & Real Estate Services Total Segment revenues 5,521 $ 13,032 $ 4,730 $ 23,283 $ 36,803 $ 60,086 $ Segment expenses 1,995 3,620 2,063 7,678 35,037 42,715 Net operating income 3,526 $ 9,412 $ 2,667 $ 15,605 $ 1,766 $ 17,371 $ Depreciation and amortization (8,149) General and administrative expenses (2,484) Acquisition, development and other pursuit costs (704) Impairment charges (35) Interest income 182 Interest expense (3,791) Loss on extinguishment of debt - Gain on real estate dispositions 26,674 Change in fair value of interest rate derivatives (2,389) Other income 76 Income tax provision (218) Net income 26,533 $ Three months ended 3/31/2016